Page 26 of 30

                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

         Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned.

         This Agreement may be executed in one or more counterparts.

Dated: July 7, 2000

                                PSV, LP

                                By:  PSV GP, LLC,
                                     General Partner

                                By:  SFM Participation, L.P.,
                                     Member

                                By:  SFM AH, Inc.,
                                     General Partner


                                By:   /s/ Michael C. Neus
                                     --------------------------------
                                     Name: Michael C. Neus
                                     Title:  Vice President

                                SV GP, LLC

                                By:  SFM Participation, L.P.,
                                     Member

                                By:  SFM AH, Inc.,
                                     General Partner


                                By:
                                      /s/ Michael C. Neus
                                     --------------------------------
                                     Name: Michael C. Neus
                                     Title:  Vice President
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                                                                   Page 27 of 30

                                PSV PARTNERS, LLC

                                By:  Rappahannock Investment Company,
                                     Managing Member

                                By:   /s/ Frank H. Pearl
                                     --------------------------------
                                     Name: Frank H. Pearl

                                RAPPAHANNOCK INVESTMENT COMPANY


                                By:   /s/ Frank H. Pearl
                                     --------------------------------
                                     Name: Frank H. Pearl
                                     Title: Sole Shareholder

                                MR. FRANK H. PEARL


                                By:   /s/ Frank H. Pearl
                                     --------------------------------
                                     Name: Frank H. Pearl

                                SFM PARTICIPATION, L.P.

                                By:  SFM AH, Inc.,
                                     General Partner


                                By:   /s/ Michael C. Neus
                                     --------------------------------
                                     Name:  Michael C. Neus
                                     Title: Vice President

                                SFM AH, INC.


                                By:   /s/ Michael C. Neus
                                     --------------------------------
                                     Name:  Michael C. Neus
                                     Title:  Vice President


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                                                                   Page 28 of 30

                                MR. GEORGE SOROS


                                By:    /s/  Michael C. Neus
                                     --------------------------------
                                     Name:  Michael C. Neus
                                     Title:  Attorney-in-fact

                                SOROS FUND MANAGEMENT LLC


                                By:    /s/  Michael C. Neus
                                     --------------------------------
                                     Name:  Michael C. Neus
                                     Title: Deputy General Counsel

                                MR. STANLEY F. DRUCKENMILLER


                                By:   /s/  Michael C. Neus
                                     --------------------------------
                                     Name:  Michael C. Neus
                                     Title: Attorney-in-fact

                                MR. KENNETH M. SOCHA


                                By:   /s/  Kenneth M. Socha
                                     --------------------------------
                                     Name: Kenneth M. Socha